UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2014

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
The Federal Home Loan Bank of Indianapolis (“Bank”) is administering its annual board of directors (“Board”) election process and recently identified a miscommunication to Michigan members of the Bank in the description of Michigan member director candidate James D. MacPhee’s academic background.  Pursuant to the Bank’s election procedures, each director candidate had supplied biographical information that was provided to eligible Michigan member institutions in connection with the pending election.
The erroneous disclosure indicated that Mr. MacPhee had obtained an executive masters of business administration degree from the University of Michigan’s graduate school of business administration. The disclosure should have indicated, however, that Mr. MacPhee completed a graduate school of bank management program conducted by the University of Michigan’s graduate school of business administration. Such program was completed in 1982.
The Bank does not believe that this error affects Mr. MacPhee’s eligibility to serve as a director of the Bank or as the Board’s Chair or Vice Chair. Further, the error does not affect the validity of Mr. MacPhee’s nomination or his candidacy for a Michigan member director seat under the Federal Home Loan Bank Act, Federal Housing Finance Agency regulations or the Bank’s bylaws.
On October 15, 2014, the Bank notified Michigan member institutions of the correction to Mr. MacPhee’s biographical information and the Bank’s decision to close the Michigan member director election effective October 14 at 5:00 p.m. (EDT) and to discard without tabulation all votes previously cast by Michigan members in the Michigan member director election and the district-wide independent director election. The election was re-opened for all eligible Michigan members on October 15, 2014, and the election of Michigan member directors and an independent director will remain open until November 14, 2014 at 5:00 p.m. (EDT). Michigan members that cast votes on or before October 14 are required to cast new votes in order to have their votes counted with respect to the Michigan member director election and the district-wide independent director election. The notice also directed Michigan members to a website containing biographical information on all four candidates for the two open Michigan member director seats.
This revised procedure for the pending Michigan member director election does not affect the voting process for the pending Indiana member director election. The Bank plans to make one announcement of all election results (for two Michigan member director seats, one Indiana member director seat and one district-wide independent director seat) following the tabulation of votes for all open seats in accordance with the Bank’s established election procedures.
Additional information concerning members of the Bank’s board of directors and the director election process may be found in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2014

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - CEO

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel, Business Operations